UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2006 (May 25, 2006)
LUMINEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30109	74-2747608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 219-8020
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.2 FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT
EX-10.3 FORM OF RESTRICTED SHARE AWARD AGREEMENT (OFFICERS AND EMPLOYEES)
EX-10.4 FORM OF RESTRICTED SHARE AWARD AGREEMENT (DIRECTORS)

Item 1.01. Entry Into a Material Definitive Agreement.
2006 Equity Incentive Plan
     At the Annual Meeting of Stockholders (the “Meeting”) of Luminex Corporation (the “Company”) held on May 25, 2006, the Company’s stockholders approved the Luminex Corporation 2006 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan authorizes awards in respect of an aggregate of 2,000,000 shares. The Equity Incentive Plan will be effective as of May 25, 2006 and will replace the Company’s 2000 Long-Term Incentive Plan and 2001 Broad-Based Stock Option Plan, under which plans the Board will not issue further grants.
     The following is a brief summary of the principal features of the Equity Incentive Plan, which is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     Shares Available for Awards under the Plan. Under the Equity Incentive Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the Equity Incentive Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Equity Incentive Plan is 2,000,000. Except as adjusted in accordance with the terms of the Equity Incentive Plan, no more than 1,000,000 shares of common stock authorized under the Equity Incentive Plan may be awarded as incentive stock options. The maximum number of shares with respect to which awards may be granted under the Equity Incentive Plan shall be increased by the number of shares with respect to which options or other awards were granted under the 2000 Plan as of the effective date of the Equity Incentive Plan, but which terminate, expire unexercised, or are settled for cash, forfeited or cancelled or withheld without delivery of the shares under the terms of the 2000 Plan after the effective date of the Equity Incentive Plan.
     Shares of common stock subject to an award under the Equity Incentive Plan but which terminate, expire unexercised or are settled for cash, or are forfeited, cancelled or withheld without delivery of the shares, including shares of common stock withheld or surrendered in payment of any exercise or purchase price of an award or taxes relating to an award, remain available for awards under the Equity Incentive Plan. Shares of common stock issued under the Equity Incentive Plan may be either newly issued shares or shares which have been reacquired by the Company. Shares issued by the Company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by the Company, or with which the Company combines, (“Substitute Awards”) do not reduce the number of shares available for awards under the Equity Incentive Plan.
     In addition, the Equity Incentive Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under these limitations, no single participant may receive options or stock appreciation rights (“SARs”) in any calendar year that, taken together, relate to more than 300,000 shares of common stock, subject to adjustment in certain circumstances.
     With certain limitations, awards made under the Equity Incentive Plan may be adjusted by the Compensation Committee of the Board of Directors (the “Committee”) in its discretion or to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Equity Incentive Plan in the event of any stock dividend, reorganization, recapitalization, stock split, combination, merger, consolidation, change in laws, regulations or accounting principles or other relevant unusual or nonrecurring event affecting the Company.
     Eligibility and Administration. Current and prospective officers and employees, and directors of, and consultants to, the Company or its subsidiaries or affiliates are eligible to be granted awards under the Equity Incentive Plan. The Committee will administer the Equity Incentive Plan, except with respect to awards to non-employee directors, for which the Equity Incentive Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, an “outside director” within the meaning of Section 162(m) and the regulations promulgated under the Code and will be an independent director as defined by the listing standards of The Nasdaq Stock Market. Subject to the terms of the Equity Incentive Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the Equity Incentive Plan, and make all other determinations which may be necessary or desirable for the administration of the Equity Incentive Plan.
     Stock Options and Stock Appreciation Rights. The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Equity Incentive Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
     A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.
     Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares.
     Restricted Shares and Restricted Share Units. The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.
     Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. A participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to stockholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted share units are met.
     Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may otherwise determine.
     Performance awards are subject to certain specific terms and conditions under the Equity Incentive Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a Covered Officer under the Equity Incentive Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) after tax operating income; (f) net income; (g) earnings or book value per share; (h) cash flow(s); (i) total sales or revenues or sales or revenues per employee; (j) production (separate work units or SWUs); (k) stock price or total stockholder return; (l) dividends; (m) debt reduction; or (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ stock and/or shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the Equity Incentive Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.
     To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Equity Incentive Plan is 300,000 and the maximum annual amount of all performance awards that are settled in cash is $3,000,000.
     Other Stock-Based Awards. The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Equity Incentive Plan.
     Non-Employee Director Awards. The Board may provide that all or a portion of a non-employee director’s annual retainer and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board. Non-employee directors are also eligible to receive other awards pursuant to the terms of the Equity Incentive Plan, including options and SARs, restricted shares and restricted share units, and other stock-based awards upon such terms as the Committee may determine; provided, however, that with respect to awards made to members of the Committee, the Equity Incentive Plan will be administered by the Board.

     Termination of Employment. The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.
     Change in Control. Notwithstanding any other provision of the Equity Incentive Plan, unless otherwise provided in an award agreement or other contractual agreement between the Company and an award holder, if, within one year following a Change in Control, an award holder’s employment with the Company (or its successor) is terminated by reason of (a) death; (b) disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the award holder; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such award holder shall vest, become immediately exercisable and payable and have all restrictions lifted.
     Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or any portion of the Equity Incentive Plan at any time, except that stockholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
     Other Terms of Awards. The Company may take action, including the withholding of amounts from any award made under the Equity Incentive Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the Equity Incentive Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion.
     Certain Federal Income Tax Consequences. The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Equity Incentive Plan.
     The Equity Incentive Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.
2006 Management Stock Purchase Plan
     In addition to the Equity Incentive Plan, the Company’s stockholders approved the Luminex Corporation 2006 Management Stock Purchase Plan (the “MSPP”) at the Meeting.
     Subject to adjustment as provided in the plan, the MSPP provides for the granting of rights to purchase up to an aggregate of 500,000 shares of the Company’s common stock to officers (including executive officers) of the Company. The MSPP will be administered by the Committee. The Committee can make such rules and regulations and establish such procedures for the administration of the MSPP as it deems appropriate.
     The maximum number of shares of the common stock to be authorized and reserved for issuance under the MSPP is 500,000 shares, subject to equitable adjustment as set forth in the MSPP, provided that no individual officer may exercise rights to receive more than 50,000 shares in any year under the MSPP.
     The following is a brief summary of the principal features of the MSPP, which is qualified in its entirety by reference to the full text of the MSPP, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.
     All officers of the Company and each designated subsidiary shall be eligible to be designated as participants in the MSPP. Each participant may elect to receive, in lieu of a specified portion of his or her annual bonus a number of restricted shares equal to the amount of such specified portion of the annual bonus divided by a dollar amount equal to 80% of the fair market value of a share on the date on which such restricted shares are granted. Any participant who makes such an election will be entitled to a grant of restricted shares generally by March 15 of each calendar year following the year for which the election is in effect. Generally, any election to participate in the MSPP is effective beginning with the calendar year next following the year in which the election is made. Once an election has become effective, a participant may cancel such election or make a change in the applicable bonus reduction percentage by filing an appropriate notice. However, any such notice is generally not effective until the beginning of the calendar year next following the year in which it is filed.
     The restricted period for restricted shares granted under the MSPP is generally three years from the date of grant. However, if the Committee determines that the Company may lose its federal income tax deduction in connection with the future lapsing of restrictions on restricted shares held by an executive officer because of the $1.0 million annual deductibility cap of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Committee, in its discretion, can cause some or all of such restricted shares to be converted into an equal number of “restricted stock units,” as to which payment will be postponed until such time as the payment will not cause the Company to lose its deduction. When the payment is made, it will be made in shares of common stock.
     With respect to restricted shares granted under the MSPP, if a participant’s employment is terminated during the restricted period, then, except as provided below, the participant’s rights to such restricted shares will be entirely forfeited and the participant will instead have the right to receive a cash payment equal to the lesser of (i) the then-current fair market value of the restricted shares or (ii) the bonus amounts foregone by the participant as a condition of receiving such restricted shares. If, during the restricted period, termination of employment of a participant resulted from death or total and permanent disability, the restrictions on the restricted shares will immediately lapse. If, during the restricted period, a participant is terminated by the Company without cause, the participant’s right to the restricted shares will be forfeited entirely and the participant will instead have the right to receive a cash payment equal to either (i) the then-current fair market value of the restricted shares or (ii) the bonus amounts foregone by the participant as a condition of receiving such restricted shares. The Committee will decide, in its sole discretion, which of these amounts will be payable. In addition, the Committee may, in its discretion, accelerate the lapse of such restrictions upon a participant’s retirement. The same rules regarding termination of employment will apply to any restricted share units that have been substituted for restricted shares.
     The Committee can, in its discretion and on such terms and conditions as it determines, permit or require a participant to pay all or a portion of any taxes arising in connection with the grant of restricted shares or the lapse of restrictions thereon by having the Company withhold such shares of the common stock or by the participant delivering previously acquired shares of the common stock having a fair market value equal to the amount of taxes to be withheld.
     No grants of restricted stock can be made under the MSPP after May 25, 2016. Holdings of restricted shares acquired prior thereto, however, can extend beyond such date, and the provisions of the MSPP will continue to apply thereto.
     The Board can amend, suspend or discontinue the MSPP; provided, however, that no amendment which requires stockholder approval for the MSPP to comply with any law, regulation or stock exchange requirement shall be effective unless approved by the requisite vote of stockholders. In addition, the Committee can make such amendments as it deems necessary to comply with applicable laws, rules and regulations.
Item 9.01. Financial Statements and Exhibits.
Exhibits
10.1	Luminex Corporation 2006 Equity Incentive Plan (incorporated by reference as Exhibit A to the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 25, 2006)

10.2	Form of Non-Qualified Stock Option Agreement

10.3	Form of Restricted Share Award Agreement (Officers and Employees)

10.4	Form of Restricted Share Award Agreement (Directors)

10.5	Luminex Corporation 2006 Management Stock Purchase Plan (incorporated by reference as Exhibit B to the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 25, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

Date: May 25, 2006	By:	/s/ Harriss T. Currie

Harriss T. Currie
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX
10.1	Luminex Corporation 2006 Equity Incentive Plan (incorporated by reference as Exhibit A to the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 25, 2006)

10.2	Form of Non-Qualified Stock Option Agreement

10.3	Form of Restricted Share Award Agreement (Officers and Employees)

10.4	Form of Restricted Share Award Agreement (Directors)

10.5	Luminex Corporation 2006 Management Stock Purchase Plan (incorporated by reference as Exhibit B to the Company’s Proxy Statement for its Annual Meeting of Shareholders held on May 25, 2006)